UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Date of Report (Date of earliest event reported): September 9, 2015

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03          Material Modification to Rights of Security Holders

On September 9, 2015, the Board of Directors of COPsync, Inc. (the “Company”) unanimously approved a 1-for-50 reverse stock split (the “Reverse Stock Split”) of the Company’s authorized, issued and outstanding shares of common stock, par value $0.0001 per share. The Reverse Stock Split was previously approved by a majority of the Company’s shareholders by written consent on July 7, 2015.

The Company intends to effect the Reverse Stock Split by filing a Certificate of Amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware. A copy of the Amendment is filed herewith as Exhibit 3.1.

The Company anticipates that the Reverse Split will be effective as of 12:01 a.m. Eastern Time on September 21, 2015 (the “Effective Date”) and will apply to all stockholders of record after the close of the market on Friday, September 18, 2015.

Reasons for the Reverse Stock Split

The Company is effecting the Reverse Stock Split in connection with its application to list its Common Stock and Warrants on the NASDAQ Capital Market (“NASDAQ”). As of the date of this report, the Common Stock is quoted for trading on the OTCQB tier of the OTC Market and has not been approved for listing on NASDAQ.

Effects of the Reverse Stock Split

Effective Date; Symbol. The Company’s common stock will begin trading on the OTC Market on a split-adjusted basis at the open of the market on the Effective Date. On the Effective Date, the trading symbol for the Common Stock will change to “COYND” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol and revert to the original symbol of “COYN.”

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be automatically converted into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each stockholder immediately prior to the Reverse Stock Split divided by (ii) 50. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of the Company’s Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Also on the Effective Date, all preferred stock, options, warrants, and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 50 and multiplying the exercise or conversion price thereof by 50, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants, and other convertible securities and subject to rounding to the nearest whole share. Such proportional adjustments will also be made to the number of shares of restricted stock and restricted stock units issued and issuable under the Company’s equity compensation plans.

Certificated and Non-Certificated Shares. Stockholders who hold their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Nevada Agency and Transfer Company (“NATCO”), at the address set forth below. NATCO will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder. NATCO can be contacted at (775) 322-0626.

Nevada Agency and Transfer Company
59 West Liberty Street, Suite 880
Reno, Nevada 89501

Section 5 – Corporate Governance and Management

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Bylaws

On September 9, 2015, the Company’s Board of Directors approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which amend and restate the provisions of the Company’s existing bylaws, as amended, in their entirety. The Amended and Restated Bylaws reflect changes that conform with provisions that are more customary for publicly owned companies; they provide, among other things:

•	Updated procedures for conducting stockholder meetings, including notice requirements for regular and special meetings, quorum requirements, use of proxies and stockholder action by written consent;
•	Updated procedures by which directors may resign from the board; conduct meetings and designate committees;
•	Updated descriptions and duties for corporate officers; and
•	Procedure outlining the process for transferring stock certificates.

The above description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2.

Item 5.05          Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Code of Ethics

On September 9, 2015, the Company approved and adopted the “Code of Business Conduct and Ethics for COPsync, Inc.” (the “Code of Ethics”). The Code of Ethics is applicable to members of the Board of Directors, officers and employees of the Company.  The Code of Ethics addresses such individuals’ conduct with respect to, among other things, the accuracy of the Company’s records, conflicts of interests, company opportunities, intellectual property and confidential information, proper use of Company assets and reporting suspected illegal or unethical behavior. The above description of the Code of Ethics is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached hereto as Exhibit 3.3.

Section 8 – Other Events
Item 8.01          Other Events

On September 9, 2015, the Company’s Board of Directors established a separate audit committee, compensation committee and nominating and corporate governance committee.  The committees are comprised as follows:

Name	Compensation	Audit	Governance
Joseph R. Alosa, Sr.	X		X
Russell D. Chaney
Robert Harris	X	X*	X
Joel Hochberg		X	X*
J. Shane Rapp
Brian K. Tuskan	X*	X	X
Ronal A. Woessner

The Company’s Board of Directors also elected Joseph Alosa, Sr. to serve as the Company’s Chairman, replacing our prior Chairman, Russell D. Chaney.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, dated September ___, 2015.
3.2	Amended and Restated Bylaws
3.3	Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: September 15, 2015	By:	/s/ Barry W. Wilson
	Name:	Barry W. Wilson
	Title:	Chief Financial Officer